SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941-09                  13-4147975
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 Barclay St.  8W, New York, NY                           10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 212-815-6140

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2000-a Trust

On January 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-a Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2000, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-a Trust relating to the distribution date of January 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2003


                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         28,081,567.25    6.941807%     4,345,164.28    160,960.37    4,506,124.65       0.00   1,486.97
                        AIO        30,529,796.52    0.615180%             0.00     15,507.84       15,507.84       0.00     143.26
Residual                AR                  0.00    6.941807%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          1,468,833.19    6.941807%       109,522.09      8,419.19      117,941.28       0.00      77.78
                        B2            244,623.52    6.941807%        18,240.11      1,402.15       19,642.27       0.00      12.95
                        B3            244,623.52    6.941807%        18,240.11      1,402.15       19,642.27       0.00      12.95
                        B4            245,169.56    6.941807%        18,280.83      1,405.28       19,686.11       0.00      12.98
                        B5            122,311.76    6.941807%         9,120.06        701.08        9,821.13       0.00       6.48
                        B6            122,667.93    6.941807%         9,146.61        703.12        9,849.73       0.00       6.50
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         30,529,796.73     -            4,527,714.09    190,501.19    4,718,215.28     -        1,759.88
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         23,736,402.97          1,486.97
                                AIO        26,002,082.43            143.26
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          1,359,311.10             77.78
                                B2            226,383.41             12.95
                                B3            226,383.41             12.95
                                B4            226,888.73             12.98
                                B5            113,191.71              6.48
                                B6            113,521.32              6.50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         26,002,082.64          1,759.88
--------------------------------------------------------------------------------

                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     28,081,567.25     6.941807% 060506SH6    19.778437      0.732664    108.044002
                           AIO    30,529,796.52     0.615180% 060506SJ2     0.000000      0.069177    115.989719
Residual                   AR              0.00     6.941807% 060506SK9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      1,468,833.19     6.941807% 060506SL7    40.714533      3.129809    505.320110
                           B2        244,623.52     6.941807% 060506SM5    40.714533      3.129809    505.320108
                           B3        244,623.52     6.941807% 060506SN3    40.714533      3.129809    505.320108
                           B4        245,169.56     6.941807% 060506SP8    40.714534      3.129809    505.320116
                           B5        122,311.76     6.941807% 060506SQ6    40.714534      3.129809    505.320119
                           B6        122,667.93     6.941807% 060506SR4    40.714533      3.129809    505.320100
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      30,529,796.73       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        26,002,082.45    26,002,082.45
Loan count                     57               57
Avg loan rate           7.981487%             7.98
Prepay amount        4,502,579.96     4,502,579.96

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         2,565.18         2,565.18
Sub servicer fees            0.00             0.00
Trustee fees               114.49           114.49


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                        0.00             0.00
Special Hazard       1,962,970.40     1,962,970.40


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.534151%           100.000000%             28,081,567.25
   -----------------------------------------------------------------------------
   Junior            7.465849%             0.000000%              2,265,679.67
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   839,442.24
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   839,442.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,718,215.28          4,718,215.28
Principal remittance amount            4,527,714.09          4,527,714.09
Interest remittance amount               190,501.19            190,501.19